Exhibit 10.5

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED

CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of February 6, 2013 (this “Amendment”), among IMS HEALTH INCORPORATED, a Delaware corporation (“Parent Borrower”), IMS AG, a Swiss corporation and a subsidiary of Parent Borrower (“Swiss Subsidiary Borrower”), IMS JAPAN K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of Parent Borrower (“Japanese Subsidiary Borrower”; and together with Parent Borrower and Swiss Subsidiary Borrower, each a “Borrower” and collectively, “Borrowers”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), each Tranche B-1 Dollar Term Lender (as defined below) and each Tranche B-1 Euro Term Lender (as defined below). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement (as defined below) unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, each Borrower, the Administrative Agent, the Guarantors from time to time party thereto and the Lenders from time to time party thereto have entered into a Second Amended and Restated Credit and Guaranty Agreement, dated as of October 24, 2012 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to Section 10.5(g) of the Credit Agreement, Parent Borrower desires to create new classes of Tranche B-1 Dollar Term Loans and Tranche B-1 Euro Term Loans as Refinancing Term Loans pursuant to Section 2.24 of the Credit Agreement having identical terms with, having the same rights and obligations under the Credit Documents as and in the aggregate principal amounts as the Tranche B Dollar Term Loans and Tranche B Euro Term Loans, respectively, as set forth in the Credit Agreement and Credit Documents, except as set forth in this Amendment;

WHEREAS, each Term Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed, upon the Amendment No. 1 Dollar Term Loan Effective Date or Amendment No. 1 Euro Term Loan Effective Date, as applicable, to have exchanged the principal amount set forth on the signature page to such Lender’s Consent (or such lesser amount allocated to it by the Amendment No. 1 Arrangers) of its Tranche B Dollar Term Loans and Tranche B Euro Term Loans, as applicable, for Tranche B-1 Dollar Term Loans and Tranche B-1 Euro Term Loans, as applicable, and such Lender shall thereafter become a Tranche B-1 Dollar Term Lender and Tranche B-1 Euro Term Lender, as applicable; and

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B hereto (a “Joinder”) as an Additional Tranche B-1 Dollar Term Lender or Additional Tranche B-1 Euro Term Lender will make Tranche B-1 Dollar Term Loans or Tranche B-1 Euro Term Loans, as applicable, to Parent Borrower in the amount set forth on the signature page of such Person’s Joinder on the Amendment No. 1 Dollar Term Loan Effective Date and Amendment No. 1 Euro Term Loan Effective Date, respectively, the proceeds of which will be used by Parent Borrower to repay in full the aggregate outstanding principal amounts of Non-Exchanged Tranche B Dollar Term Loans and Non-Exchanged Tranche B Euro Term Loans;

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Amendments

Section 1.1. Amendments Relating to Tranche B-1 Dollar Term. Subject to the occurrence of the Amendment No. 1 Dollar Term Loan Effective Date:

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Additional Tranche B-1 Dollar Term Lender” means a Person with an Additional Tranche B-1 Dollar Term Loan Commitment to make Additional Tranche B-1 Dollar Term Loans to Parent Borrower on the Amendment No. 1 Dollar Term Loan Effective Date, which for the avoidance of doubt may be an existing Term Lender.

“Additional Tranche B-1 Dollar Term Loan” means a Loan that is made pursuant to Section 2.1(c)(i).

“Additional Tranche B-1 Dollar Term Loan Commitment” means, with respect to an Additional Tranche B-1 Dollar Term Lender, the commitment of such Additional Tranche B-1 Dollar Term Lender to make an Additional Tranche B-1 Dollar Term Loan on the Amendment No. 1 Dollar Term Loan Effective Date, in the amount set forth on the joinder agreement of such Additional Tranche B-1 Dollar Term Lender to Amendment No. 1.

“Additional Tranche B-1 Term Lender” means an Additional Tranche B-1 Dollar Term Lender or Additional Tranche B-1 Euro Term Lender, and which shall each constitute “Term Lenders” and “Lenders” under this Agreement as of the Amendment No. 1 Dollar Term Loan Effective Date and Amendment No.1 Euro Term Loan Effective Date, respectively.

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of February 6, 2013, among the Borrowers, the Administrative Agent, each Tranche B-1 Dollar Term Lender and each Tranche B-1 Euro Term Lender.

“Amendment No. 1 Arrangers” means Bank of America, N.A. and Goldman Sachs Lending Partners LLC, as joint lead arrangers and joint lead bookrunners in connection with Amendment No. 1.

“Amendment No. 1 Dollar Term Loan Effective Date” means February 6, 2013.

“Exchanged Tranche B Dollar Term Loans” means each Tranche B Dollar Term Loan (or portion thereof) as to which the Lender thereof has consented to exchange into a Tranche B-1 Dollar Term Loan and the Amendment No. 1 Arrangers have allocated into a Tranche B-1 Dollar Term Loan.

“Non-Exchanged Tranche B Dollar Term Loan” means each Tranche B Dollar Term Loan (or portion thereof) other than an Exchanged Tranche B Dollar Term Loan.

“Repricing Transaction” means the prepayment, refinancing, substitution or replacement of all or a portion of the Tranche B-1 Term Loans with the incurrence of Indebtedness in the form of loans (including any new or additional term loans under this Agreement (including Refinancing Term Loans), but excluding, for the avoidance of doubt, any notes, including notes permitted to be issued hereunder constituting Credit Agreement Refinancing Indebtedness) by Parent Borrower or any Subsidiary that is broadly marketed or syndicated to banks and other institutional investors in financings similar to the facilities provided for in this Agreement and is incurred for the primary purpose of prepaying or replacing the Tranche B-1 Term Loans with loans having an effective yield (with the comparative determinations to be made by Administrative Agent consistent with generally accepted financial practices, after giving effect to, among other factors, margin, interest rate floors, upfront or similar fees or original issue discount (with any such upfront fees or original issue discount being equated to interest rate assuming a 4-year life to maturity) shared with all providers of such financing, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Eurocurrency Rate (or comparable rate)) that is less than the effective yield (as determined by Administrative Agent on the same basis) of the Tranche B-1 Term Loans, including without limitation, as may be effected through any amendment to the terms of the Tranche B-1 Term Loans under this Agreement reducing the interest rate or effective yield of the Tranche B-1 Term Loans. Any determination by Administrative Agent as contemplated by the preceding sentence shall be conclusive and binding on all Lenders holding Tranche B-1 Term Loans.

“Tranche B-1 Dollar Term Loan Commitment” means, with respect to a Lender having Tranche B Dollar Term Loan Exposure, the agreement of such Lender to exchange the principal amount of its Tranche B Dollar Term Loans set forth on the signature page to such Lender’s Consent (or such lesser amount allocated to it by the Amendment No. 1 Arrangers) for an equal principal amount of Tranche B-1 Dollar Term Loans on the Amendment No. 1 Dollar Term Loan Effective Date.

“Tranche B-1 Dollar Term Lender” means an Additional Tranche B-1 Dollar Term Lender or a Lender with a Tranche B-1 Dollar Term Loan.

“Tranche B-1 Dollar Term Loan” means an Additional Tranche B-1 Dollar Term Loan or a Loan that is deemed made pursuant to Section 2.1(c)(i).

“Tranche B-1 Term Loan Maturity Date” means the earlier of (i) September 1, 2017, and (ii) the date on which all Tranche B-1 Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

(b) The definition of “Base Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following:

“Notwithstanding the foregoing, in no event shall the Base Rate with respect to any Tranche B-1 Dollar Term Loan at any time be less than 2.00%.”

(c) The definition of “Eurocurrency Base Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (ii) of the proviso in clause (a) thereof in its entirety and replacing it with the following:

“in no event shall the Eurocurrency Base Rate with respect to any Tranche B-1 Dollar Term Loan at any time be less than 1.00%”.

(d) All references to “Tranche B Dollar Term Loan,” “Tranche B Dollar Term Loan Commitment,” “Tranche B Dollar Term Loan Exposure” and “Tranche B Dollar Term Loan Note” in the Credit Documents shall be deemed to be replaced with “Tranche B-1 Dollar Term Loan,” “Tranche B-1

Dollar Term Loan Commitment,” “Tranche B-1 Dollar Term Loan Exposure” and “Tranche B Dollar Term Loan Note,” respectively (unless the context otherwise requires, including, without limitation, with respect to the definitions of “Tranche B Dollar Term Loan,” “Tranche B Dollar Term Loan Commitment,” “Tranche B Dollar Term Loan Note,” Section 2.1 of the Credit Agreement and the Preliminary Statements to the Credit Agreement).

(e) All references to “Tranche B Term Loan Exposure,” “Tranche B Term Loan Maturity Date” and “Tranche B Term Loans” in the Credit Documents shall be deemed to be replaced with “Tranche B-1 Term Loan Exposure or Tranche B Term Loan Exposure, as applicable,” “Tranche B-1 Term Loan Maturity Date or Tranche B Term Loan Maturity Date, as applicable” and “Tranche B-1 Term Loans or Tranche B Term Loans, as applicable,” respectively (unless the context otherwise requires, including, without limitation, with respect to the definitions of “Tranche B Term Loan Exposure,” “Tranche B Term Loan Maturity Date” and “Tranche B Term Loans” and Section 2.6 of the Credit Agreement). From the Amendment No. 1 Dollar Term Loan Effective Date until immediately prior to the Amendment No. 1 Euro Term Loan Effective Date, the following definitions shall apply:

“Tranche B-1 Term Loan Exposure” means, with respect to any Lender, as of any date of determination, such Lender’s Tranche B-1 Dollar Term Loan Exposure.

“Tranche B-1 Term Loans” means the Tranche B-1 Dollar Term Loans.

(f) Section 2.1 of the Credit Agreement is hereby amended by adding the following paragraph (c) to such Section:

“(c) Tranche B-1 Dollar Term Loans.

(i) Subject to the terms and conditions hereof and of Amendment No. 1, each Lender having a Tranche B Dollar Term Loan Exposure severally agrees to exchange its Exchanged Tranche B Dollar Term Loans for a like principal amount of Tranche B-1 Dollar Term Loans on the Amendment No. 1 Dollar Term Loan Effective Date. All Tranche B-1 Dollar Term Loans made on the Amendment No. 1 Dollar Term Loan Effective Date by Lenders of Exchanged Tranche B Dollar Term Loans will have the Type of Loan and Interest Periods specified in the Funding Notice delivered in connection therewith. All accrued and unpaid interest on the Exchanged Tranche B Dollar Term Loans to, but not including, the Amendment No. 1 Dollar Term Loan Effective Date, shall be payable on the Amendment No. 1 Dollar Term Loan Effective Date, but no amounts under Section 2.18(c) shall be payable in connection with such exchange.

(ii) Subject to the terms and conditions hereof and of Amendment No. 1, each Additional Tranche B-1 Dollar Term Lender severally agrees to make an Additional Tranche B-1 Dollar Term Loan to Parent Borrower on the Amendment No. 1 Dollar Term Loan Effective Date in the principal amount equal to its Additional Tranche B-1 Dollar Term Loan Commitment on the Amendment No. 1 Dollar Term Loan Effective Date. All Additional Tranche B-1 Dollar Term Loans will have the Type of Loan and Interest Periods specified in the Funding Notice delivered in connection therewith.

(iii) The Tranche B-1 Dollar Term Loans shall have the same terms as the Tranche B Dollar Term Loans, as set forth in this Agreement and the

Credit Documents before giving effect to Amendment No. 1, except as modified by Amendment No. 1; it being understood that the Tranche B-1 Dollar Term Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under this Agreement and the other Credit Documents and shall have the same rights and obligations under this Agreement and the other Credit Documents as the Tranche B Dollar Term Loans prior to the Amendment No. 1 Dollar Term Loan Effective Date, except as modified by Amendment No. 1.”

(g) Section 2.6 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“The proceeds of the Tranche B-1 Dollar Term Loans shall be used to refinance the Tranche B Dollar Term Loans pursuant to Section 2.14(i).”

(h) Section 2.8(a)(iii)(x) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iii) (x) in the case of Tranche B-1 Dollar Term Loans:

(1)	if a Base Rate Loan, at the Base Rate plus 1.75% per annum; or

(2)	if a Eurocurrency Rate Loan, at the Eurocurrency Rate plus 2.75% per annum plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost.”

(i) Section 2.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Scheduled Payments. (A) From and after the Amendment No. 1 Dollar Term Loan Effective Date, the principal amounts of the Tranche B-1 Dollar Term Loans shall be repaid in consecutive quarterly installments of $4,505,000 and (B) from and after the Amendment No. 1 Euro Term Loan Effective Date, the principal amounts of the Tranche B-1 Euro Term Loans shall be repaid in consecutive quarterly installments of €1,926,500 (each such quarterly installment described in clause (A) and this clause (B), an “Installment”), in each case, on the four quarterly scheduled Interest Payment Dates applicable to Base Rate Loans commencing March 29, 2013, with the remaining principal balance of the Tranche B-1 Term Loans payable on the Tranche B-1 Term Loan Maturity Date.

Notwithstanding the foregoing, (x) such Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche B-1 Term Loans (including any such payments (other than, for the avoidance of doubt, the First Restatement Transactions) prior to the Amendment No. 1 Dollar Term Loan Effective Date or Amendment No. 1 Euro Term Loan Effective Date, as applicable, in respect of the term loans that were refinanced by the Tranche B Term Loans or the Tranche B-1 Term Loans) in accordance with Sections 2.13, 2.14 (other than mandatory prepayments pursuant to Section 2.14(h), which shall not reduce such Installments but shall reduce the remaining principal balance payable on the Tranche B-1 Term Loan Maturity Date) and 2.15, as applicable and (y) the Tranche B-1 Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Tranche B-1 Term Loan Maturity Date.”

(j) Section 2.13 of the Credit Agreement is hereby amended by adding the following new clause (d) after clause (c) thereof:

“(d) In the event that, on or prior to the six month anniversary of the Amendment No. 1 Dollar Term Loan Effective Date, Parent Borrower (x) makes a prepayment (whether voluntary or mandatory) of any Tranche B-1 Term Loans constituting a Repricing Transaction, or (y) effects any amendment to the terms of the Tranche B-1 Term Loans under this Agreement that constitutes a Repricing Transaction, Parent Borrower shall pay to Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Tranche B-1 Term Loans so prepaid and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the Tranche B-1 Term Loans outstanding immediately prior to such amendment that are subject to a Repricing Transaction. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

(k) Section 9.10(a) of the Credit Agreement is hereby amended by adding the following new clause (iv) after clause (iii) thereof:

“(iii) Each Lender, by delivering its signature page to Amendment No. 1, whether in the form of a Consent or a Joinder (each as defined in Amendment No. 1) and funding its Tranche B-1 Term Loan on the Amendment No. 1 Dollar Term Loan Effective Date or Amendment No. 1 Euro Term Loan Effective Date, as applicable, or by the funding of any New Term Loans, New Revolving Loans, Permitted Replacement Revolving Loans or Loans of any Extension Series, as the case may be, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Amendment No. 1 Dollar Term Loan Effective Date or Amendment No. 1 Euro Term Loan Effective Date, as applicable, or as of the date of funding of such New Revolving Loans, Permitted Replacement Revolving Loans, New Term Loans or Loans of any Extension Series.”

Section 1.2. Amendments Relating to Tranche B-1 Euro Term Loans. Subject to the occurrence of the Amendment No. 1 Euro Term Loan Effective Date:

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Additional Tranche B-1 Euro Term Lender” means a Person with an Additional Tranche B-1 Euro Term Loan Commitment to make Additional Tranche B-1 Euro Term Loans to Parent Borrower on the Amendment No. 1 Euro Term Loan Effective Date, which for the avoidance of doubt may be an existing Term Lender.

“Additional Tranche B-1 Euro Term Loan” means a Loan that is made pursuant to Section 2.1(d)(ii).

“Additional Tranche B-1 Euro Term Loan Commitment” means, with respect to an Additional Tranche B-1 Euro Term Lender, the commitment of such Additional Tranche B-1 Euro Term Lender to make an Additional Tranche B-1 Euro Term Loan on the Amendment No. 1 Euro Term Loan Effective Date, in the amount set forth on the joinder agreement of such Additional Tranche B-1 Euro Term Lender to Amendment No. 1.

“Amendment No. 1 Euro Term Loan Effective Date” means February 8, 2013

“Exchanged Tranche B Euro Term Loans” means each Tranche B Euro Term Loan (or portion thereof) as to which the Lender thereof has consented to exchange into a Tranche B-1 Euro Term Loan and the Amendment No. 1 Arrangers have allocated into a Tranche B-1 Euro Term Loan.

“Non-Exchanged Tranche B Euro Term Loan” means each Tranche B Euro Term Loan (or portion thereof) other than an Exchanged Tranche B Euro Term Loan.

“Tranche B-1 Euro Term Loan Commitment” means, with respect to a Lender having Tranche B Euro Term Loan Exposure, the agreement of such Lender to exchange the principal amount of its Tranche B Euro Term Loans set forth on the signature page to such Lender’s Consent (or such lesser amount allocated to it by the Amendment No. 1 Arrangers) for an equal principal amount of Tranche B-1 Euro Term Loans on the Amendment No. 1 Euro Term Loan Effective Date.

“Tranche B-1 Euro Term Lender” means an Additional Tranche B-1 Euro Term Lender or a Lender with a Tranche B-1 Euro Term Loan.

“Tranche B-1 Euro Term Loan” means an Additional Tranche B-1 Euro Term Loan or a Loan that is deemed made pursuant to Section 2.1(d)(i).

(b) The definition of “Eurocurrency Base Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (i) of the proviso in clause (a) thereof in its entirety and replacing it with the following:

“in no event shall the Eurocurrency Base Rate with respect to any Tranche B-1 Euro Term Loan at any time be less than 1.25%”.

(c) All references to “Tranche B Euro Term Loan,” “Tranche B Euro Term Loan Commitment,” “Tranche B Euro Term Loan Exposure” and “Tranche B Euro Term Loan Note” in the Credit Documents shall be deemed to be replaced with “Tranche B-1 Euro Term Loan,” “Tranche B-1 Euro Term Loan Commitment,” “Tranche B-1 Euro Term Loan Exposure” and “Tranche B Euro Term Loan Note,” respectively (unless the context otherwise requires, including, without limitation, with respect to the definitions of “Tranche B Euro Term Loan,” “Tranche B Euro Term Loan Commitment,” “Tranche B Euro Term Loan Note,” Section 2.1 of the Credit Agreement and the Preliminary Statements to the Credit Agreement).

(d) All references to “Tranche B-1 Term Loan Exposure or Tranche B Term Loan Exposure, as applicable,” “Tranche B-1 Term Loan Maturity Date or Tranche B Term Loan Maturity Date, as applicable” and “Tranche B-1 Term Loans or Tranche B Term Loans, as applicable,” respectively in the Credit Documents shall be deemed to be replaced with “Tranche B-1 Term Loan Exposure,” “Tranche B-1 Term Loan Maturity Date” and “Tranche B-1 Term Loans”.

(e) Section 2.1 of the Credit Agreement is hereby amended by adding the following paragraph (d) to such Section:

“(d) Tranche B-1 Euro Term Loans.

(i) Subject to the terms and conditions hereof and of Amendment No. 1, each Lender having a Tranche B Euro Term Loan Exposure severally agrees to exchange its Exchanged Tranche B Euro Term Loans for a like principal amount of Tranche B-1 Euro Term Loans on the Amendment No. 1 Euro Term Loan Effective Date. All Tranche B-1 Euro Term Loans made on the Amendment No. 1 Euro Term Loan Effective Date by Lenders of Exchanged Tranche B Euro Term Loans will have the Type of Loan and Interest Periods specified in the Funding Notice delivered in connection therewith. All accrued and unpaid interest on the Exchanged Tranche B Euro Term Loans to, but not including, the Amendment No. 1 Euro Term Loan Effective Date, shall be payable on the Amendment No.1 Euro Term Loan Effective Date, but no amounts under Section 2.18(c) shall be payable in connection with such exchange.

(ii) Subject to the terms and conditions hereof and of Amendment No. 1, each Additional Tranche B-1 Euro Term Lender severally agrees to make an Additional Tranche B-1 Euro Term Loan to Parent Borrower on the Amendment No. 1 Euro Term Loan Effective Date in the principal amount equal to its Additional Tranche B-1 Euro Term Loan Commitment on the Amendment No. 1 Euro Term Loan Effective Date. All Additional Tranche B-1 Euro Term Loans will have the Type of Loan and Interest Periods specified in the Funding Notice delivered in connection therewith.

(iii) The Tranche B-1 Euro Term Loans shall have the same terms as the Tranche B Euro Term Loans as set forth in this Agreement and the Credit Documents before giving effect to Amendment No. 1, except as modified by Amendment No. 1; it being understood that the Tranche B-1 Euro Term Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under this Agreement and the other Credit Documents and shall have the same rights and obligations under this Agreement and the other Credit Documents as the Tranche B Euro Term Loans prior to the Amendment No. 1 Euro Term Loan Effective Date, except as modified by Amendment No. 1.”

(f) Section 2.6 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“The proceeds of the Tranche B-1 Euro Term Loans shall be used to refinance the Tranche B Euro Term Loans pursuant to Section 2.14(i).”

(g) Section 2.8(a)(iii)(y) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(y) in the case of Tranche B-1 Euro Term Loans, at the Eurocurrency Rate plus 3.00% per annum plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost.”

ARTICLE II

Conditions to Effectiveness

Section 2.1. Tranche B-1 Dollar Term Loan Effectiveness. This Amendment (other than the amendments set forth in Section 1.2) shall become effective on the date (the “Amendment No. 1 Dollar Term Loan Effective Date”) on which:

(a) The Administrative Agent (or its counsel) shall have received from (i) each Tranche B-1 Dollar Term Lender with a Tranche B-1 Dollar Term Loan Commitment, (ii) each Tranche B-1 Euro Term Lender with a Tranche B-1 Euro Term Loan Commitment, (iii) the Administrative Agent and (iv) each Borrower, (x) a counterpart of this Amendment signed on behalf of such party, (y) a Consent or (z) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment or a Consent) that such party has signed a counterpart of this Amendment or a Consent. The Administrative Agent shall have received from each Additional Tranche B-1 Dollar Term Lender and each Additional Tranche B-1 Euro Term Lender an executed counterpart to a Joinder. The Administrative Agent shall have received a Guarantor Consent and Reaffirmation in the form of Annex A hereto duly executed and delivered by each U.S. Guarantor.

(b) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Tranche B-1 Dollar Term Lenders and the Tranche B-1 Euro Term Lenders, an opinion of (i) Ropes & Gray LLP, counsel for the Credit Parties, dated as of the Amendment No. 1 Dollar Term Loan Effective Date, (ii) DLA Piper LLP, Illinois counsel for the Credit Parties, dated as of the Amendment No. 1 Dollar Term Loan Effective Date, (iii) Pepper Hamilton LLP, Pennsylvania counsel to the Credit Parties, dated as of the Amendment No. 1 Dollar Term Loan Effective Date, and (iv) opinions of counsel to the Credit Parties, dated as of the Amendment No. 1 Dollar Term Loan Effective Date, in such other jurisdictions as the Administrative Agent shall reasonably request prior to the Amendment No. 1 Dollar Term Loan Effective Date, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received (i) copies of each Organizational Document executed and delivered by each Credit Party that is a party to this Amendment or a Guarantor Consent and Reaffirmation, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the Amendment No. 1 Dollar Term Loan Effective Date or a recent date prior thereto; (ii) signature and incumbency certificates of the officers of such Person executing this Amendment or a Guarantor Consent and Reaffirmation to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each Credit Party that is a party to this Amendment or a Guarantor Consent and Reaffirmation approving and authorizing the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party, and other than with respect to Swiss Subsidiary Borrower, certified as of the Amendment No. 1 Dollar Term Loan Effective Date by its secretary or an assistant secretary or, with respect to a Credit Party in Japan, the representative director as being in full force and effect without modification or amendment; (iv) resolutions of the General Meeting of Shareholders of the Swiss Subsidiary Borrower approving and authorizing the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party and (v) if available, a good standing certificate from the applicable Governmental Authority of Parent Borrower’s and each U.S. Guarantor’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Amendment No. 1 Dollar Term Loan Effective Date.

(d) The Amendment No. 1 Arrangers shall have been paid all fees payable to them pursuant to that certain engagement letter, dated as of January 28, 2013, among Parent Borrower and the Amendment No. 1 Arrangers and Parent Borrower shall have paid, to the extent invoiced at least two Business Days prior to the Amendment No. 1 Dollar Term Loan Effective Date, all out-of-pocket expenses required to be paid by Parent Borrower under the Credit Agreement in connection with this Amendment, including the reasonable fees and expenses of Cahill Gordon & Reindel LLP.

(e) The Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) that has been requested in writing at least 3 Business Days prior to the Amendment No. 1 Dollar Term Loan Effective Date.

(f) The aggregate principal amount of the Exchanged Tranche B Dollar Term Loans plus the aggregate principal amount of the Additional Tranche B-1 Dollar Term Loan Commitments shall equal the aggregate principal amount of the outstanding Tranche B Dollar Term Loans immediately prior to the Amendment No. 1 Dollar Term Loan Effective Date.

(g) The Administrative Agent shall have received a certificate from an Authorized Officer of Parent Borrower stating that on the Amendment No. 1 Dollar Term Loan Effective Date, the conditions set forth in Section 3.2(a) of the Credit Agreement have been satisfied.

The Administrative Agent shall promptly notify Parent Borrower and the Lenders of the Amendment No. 1 Dollar Term Loan Effective Date.

Section 2.2. Tranche B-1 Euro Term Loan Effectiveness. The amendments set forth in Section 1.2 shall become effective on the date (the “Amendment No. 1 Euro Term Loan Effective Date”) on which the aggregate principal amount of the Exchanged Tranche B Euro Term Loans plus the aggregate principal amount of the Additional Tranche B-1 Euro Term Loan Commitments shall equal the aggregate principal amount of the outstanding Tranche B Euro Term Loans immediately prior to the effectiveness of this Amendment, which shall be the second Business Day after the Amendment No. 1 Dollar Term Loan Effective Date.

The Administrative Agent shall promptly notify Parent Borrower and the Lenders of the Amendment No. 1 Euro Term Loan Effective Date.

ARTICLE III

Representation and Warranties.

Each Borrower represents and warrants as follows as of the date hereof:

(a) The execution, delivery and performance of the Amendment have been duly authorized by all necessary action on the part of each Borrower. The execution, delivery and performance by each Borrower of this Amendment does not and will not (a) violate (i) any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries in any material respect, (ii) any of the Organizational Documents of Holdings or any of its Subsidiaries, or (iii) any material order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries except to the extent such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Permitted Lien); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Amendment No. 1 Dollar Term Loan Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

(b) This Amendment has been duly executed and delivered by each Borrower and constitutes a legally valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as may be limited by Debtor Relief Laws or by equitable principles and principles of good faith and fair dealing relating to enforceability.

(c) Upon the effectiveness of this Amendment and both before and immediately after giving effect to this Amendment and the making of the Term Loans as contemplated herein, no Default or Event of Default exists.

(d) Each of the representations and warranties of each Borrower and each other Credit Party contained in Section 4 of the Credit Agreement and in the other Credit Documents, in each case, is true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

ARTICLE IV

Miscellaneous

Section 4.1. Reference to and Effect on the Credit Agreement and the Credit Documents.

(a) On and after the Amendment No. 1 Dollar Term Loan Effective Date and the Amendment No.1 Euro Term Loan Effective Date, as applicable, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the then effective provisions of this Amendment.

(b) The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents, in each case, as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Credit Document.

Section 4.2. Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired to secure repayment of all Obligations, whether heretofore or hereafter incurred (except with respect to the pledge of the Equity Interests of IMS Japan K.K., with respect to which the documents set forth on Schedule I hereto shall be executed following the Amendment No. 1 Dollar Term Loan Effective Date); or

(b) except as shall have been made or taken on or prior to the Amendment No. 1 Dollar Term Loan Effective Date and except with respect to the execution of the documents set forth on Schedule I hereto and the actions set forth therein, requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 4.3. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

Section 4.4. Severability. In case any provision in or obligation of this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 4.5. Waiver. Each Lender delivering a Consent to this Amendment hereby irrevocably waives its right to receive any payments under Section 2.18(c) of the Credit Agreement as a result of its Tranche B Dollar Term Loans and Tranche B Euro Term Loans, as applicable, being repaid on the Amendment No. 1 Dollar Term Loan Effective Date and Amendment No. 1 Euro Term Loan Effective Date, respectively, and not on the last day of the Interest Period applicable thereto.

Section 4.6. Successors. The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

Section 4.7. Governing Law; Jurisdiction. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York. For the avoidance of doubt, Section 10.15 of the Credit Agreement shall apply to this Amendment.

Section 4.8. Lender Signatures. Each Lender that signs a signature page to this Amendment (including, for the avoidance of doubt, by executing a Consent or Joinder) shall be deemed to have approved this Amendment No. 1. Each Lender signatory to this Amendment No. 1 agrees that such Lender shall not be entitled to receive a copy of any other Lender’s signature page to this Amendment No. 1, but agrees that a copy of such signature page may be delivered to the Borrowers and the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

IMS HEALTH INCORPORATED,
as Parent Borrower

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Vice President and Treasurer

IMS JAPAN K.K.,
as Japanese Subsidiary Borrower

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Attorney-in-fact

IMS AG,
as Swiss Subsidiary Borrower

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Attorney-in-fact

By:	/s/ Margaret F. Cupp
	Name:	Margaret F. Cupp
	Title:	Attorney-in-fact

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Kevin L. Ahart
	Name:	Kevin L. Ahart
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Schedule I

to Amendment

1. Share Pledge Agreement, among IMS Health Incorporated, the Secured Parties and Bank of America, N.A., covering the pledge of 100% of the voting Equity Interests of IMS Japan K.K. and delivery to Bank of America, N.A. of the share certificates evidencing the Equity Interests of IMS Japan K.K.

Schedule I-1

EXHIBIT A

CONSENT TO AMENDMENT NO. 1

CONSENT (this “Consent”) to Amendment No. 1, dated as of February 6, 2013 (the “Amendment”) by and among IMS HEALTH INCORPORATED, a Delaware corporation (“Parent Borrower”), IMS AG, a Swiss corporation and a subsidiary of Parent Borrower (“Swiss Subsidiary Borrower”), IMS JAPAN K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of Parent Borrower (“Japanese Subsidiary Borrower”; and together with Parent Borrower and Swiss Subsidiary Borrower, each a “Borrower” and collectively, “Borrowers”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), each Tranche B-1 Dollar Term Lender (as defined therein) and each Tranche B-1 Euro Term Lender (as defined therein) to the Second Amended and Restated Credit and Guaranty Agreement, dated as of October 24, 2012, among the Borrowers, the Guarantors (as defined therein) from time to time party thereto, the Administrative Agent and each other lender from time to time party thereto (the “Credit Agreement”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Lender with Tranche B Dollar Term Loan Exposure

The undersigned Lender with Tranche B Dollar Term Loan Exposure hereby irrevocably and unconditionally approves the Amendment and consents as follows:

Cashless Settlement Option:

☐	to exchange 100% of the outstanding principal amount of the Tranche B Dollar Term Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 1 Arrangers) for a Tranche B-1 Dollar Term Loan in a like principal amount.

Lender with Tranche B Euro Term Loan Exposure

The undersigned Lender with Tranche B Euro Term Loan Exposure hereby irrevocably and unconditionally approves the Amendment and consents as follows:

Cashless Settlement Option:

☐	to exchange 100% of the outstanding principal amount of the Tranche B Euro Term Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 1 Arrangers) for a Tranche B-1 Euro Term Loan in a like principal amount.

Date: January , 2013
,
as a Lender (type name of the legal entity)

By:
Name:
Title:

SIGNATURE PAGES TO CONSENT TO AMENDMENT NO. 1

TO CREDIT AGREEMENT OMITTED DUE TO VOLUMINOUS NATURE

If a second signature is necessary:

By:
Name:
Title:

SIGNATURE PAGES TO CONSENT TO AMENDMENT NO. 1

TO CREDIT AGREEMENT OMITTED DUE TO VOLUMINOUS NATURE

EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of February 6, 2013 (this “Agreement”), by and among [ADDITIONAL TERM LENDER] (each, an “Additional Tranche B-1 Dollar Term Lender, or Additional Tranche B-1 Euro Term Lender,” as applicable, and, collectively, the “Additional Term Lenders”), IMS HEALTH INCORPORATED, a Delaware corporation (“Parent Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Second Amended and Restated Credit and Guaranty Agreement, dated as of October 24, 2012 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among IMS HEALTH INCORPORATED, a Delaware corporation, IMS AG, a Swiss corporation and a subsidiary of Parent Borrower, IMS JAPAN K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of Parent Borrower, the Guarantors (as defined therein) from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent, and each lender from time to time party thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, Parent Borrower may establish Additional Tranche B-1 Dollar Term Loan Commitments and Additional Tranche B-1 Euro Term Loan Commitments with Additional Tranche B-1 Dollar Term Lenders and Additional Tranche B-1 Euro Term Lenders, respectively; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Tranche B-1 Dollar Term Lenders and Additional Tranche B-1 Euro Term Lenders shall become Lenders pursuant to one or more Joinder Agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Tranche B-1 Dollar Term Lender and Additional Tranche B-1 Euro Term Lender hereby irrevocably and unconditionally approves Amendment No. 1 to the Credit Agreement and agrees to provide the respective Additional Tranche B-1 Dollar Term Loan Commitment and Additional Tranche B-1 Euro Term Loan Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.1(c)(ii) of the Credit Agreement and Section 2.1(d)(ii) of the Credit Agreement, respectively. The Additional Tranche B-1 Dollar Term Loan Commitments and Additional Tranche B-1 Euro Term Loan Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.

Each Additional Tranche B-1 Dollar Term Lender and Additional Tranche B-1 Euro Term Lender and the Administrative Agent acknowledge and agree that the Additional Tranche B-1 Dollar Term Loan Commitments and Additional Tranche B-1 Euro Term Loan Commitments provided pursuant to this Agreement shall constitute Additional Tranche B-1 Dollar Term Loan Commitments and Additional Tranche B-1 Euro Term Loan Commitments, respectively, for all purposes of the Credit Agreement and the other applicable Credit Documents. Each Additional Tranche B-1 Dollar Term Lender and Additional Tranche B-1 Euro Term Lender hereby agrees to make Additional Tranche B-1

Dollar Term Loans and Additional Tranche B-1 Euro Term Loans, respectively, to Parent Borrower in an amount equal to its respective Additional Tranche B-1 Dollar Term Loan Commitment and Additional Tranche B-1 Euro Term Loan Commitment on the Amendment No. 1 Dollar Term Loan Effective Date and Amendment No.1 Euro Term Loan Effective Date, respectively, in accordance with Section 2.1(c)(ii) or Section 2.1(d)(ii), respectively, of the Credit Agreement.

Each Additional Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Amendment No. 1 Arrangers or any other Additional Term Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional Tranche B-1 Dollar Term Lender and Additional Tranche B-1 Euro Term Lender, the Administrative Agent and Parent Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Tranche B-1 Dollar Term Lender and Additional Tranche B-1 Euro Term Lender shall become Lenders under the Credit Agreement and shall have the respective Additional Tranche B-1 Dollar Term Loan Commitments and Additional Tranche B-1 Euro Term Loan Commitments set forth on its signature page hereto, effective as of the Amendment No. 1 Dollar Term Loan Effective Date and Amendment No.1 Euro Term Loan Effective Date, respectively.

For each Additional Term Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term Lender may be required to deliver to the Administrative Agent pursuant to Section 10.6 of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of February     , 2013.

[NAME OF ADDITIONAL TRANCHE B-1 DOLLAR TERM LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Tranche B-1 Dollar Term Loan Commitments:

$

[NAME OF ADDITIONAL TRANCHE B-1 EURO TERM LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Tranche B-1 Euro Term Loan Commitments:

$

[Signature Page to Joinder Agreement]

IMS HEALTH INCORPORATED,
as Parent Borrower

By:
	Name:	Jeffrey J. Ford
	Title:	Vice President and Treasurer

Accepted:

BANK OF AMERICA, N.A. as Administrative Agent

By:
Name:
Title:

ANNEX A

GUARANTOR CONSENT AND REAFFIRMATION

February 6, 2013

Reference is made to (a) the Second Amended and Restated Credit and Guaranty Agreement dated as of October 24, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among IMS Health Incorporated, a Delaware corporation (“Parent Borrower”), IMS AG, a Swiss corporation and a subsidiary of Parent Borrower (“Swiss Subsidiary Borrower”), IMS Japan K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of Parent Borrower (“Japanese Subsidiary Borrower”; and together with Parent Borrower and Swiss Subsidiary Borrower, each a “Borrower” and collectively, “Borrowers”), certain subsidiaries of Parent Borrower, as Guarantors, the Lenders party thereto from time to time, Goldman Sachs Lending Partners LLC, as Syndication Agent, Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), and each of Barclays Capital, the investment banking division of Barclays Bank PLC, HSBC Securities (USA) Inc. and RBC Capital Markets, as Co-Documentation Agents, and (b) Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement, dated as of February 6, 2013 (the “Amendment”), attached as Exhibit A hereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Amendment.

Each U.S. Guarantor hereby consents to the execution, delivery and performance of the Amendment, including the effectiveness of the Amendment and the making of the loans thereunder, and agrees that each reference to the Credit Agreement in the Credit Documents shall, on and after the Amendment No. 1 Dollar Term Loan Effective Date and the Amendment No.1 Euro Term Loan Effective Date, as applicable, be deemed to be a reference to the Credit Agreement after giving effect to the then effective provisions of this Amendment.

Each U.S. Guarantor hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Credit Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed, and remain in full force and effect.

After giving effect to the Amendment, each U.S. Guarantor reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Credit Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by the Amendment, and shall continue to secure the Obligations (after giving effect to the Amendment), in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the other Credit Documents after giving effect to the Amendment.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Credit Documents.

This Consent is a Credit Document and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

IMS HEALTH INCORPORATED,
as Parent Borrower

By:
	Name:	Jeffrey J. Ford
	Title:	Vice President and Treasurer

HEALTHCARE TECHNOLOGY INTERMEDIATE HOLDINGS, INC., as Holdings

By:
	Name:	Jeffrey J. Ford
	Title:	Vice President and Treasurer

[Signature Page to Guarantor Consent and Reaffirmation]

ARSENAL HOLDING COMPANY
ARSENAL HOLDING (II) COMPANY
DATA NICHE ASSOCIATES, INC.
IMS HEALTH FINANCE, INC.
IMS HEALTH HOLDING CORPORATION
IMS HEALTH INDIA HOLDING CORPORATION
IMS HEALTH INVESTING CORPORATION
IMS HEALTH INVESTMENTS, INC.
IMS HEALTH PURCHASING, INC.
IMS HEALTH TRADING CORPORATION
IMS HOLDING INC.
IMS SERVICES, LLC
IMS TRADING MANAGEMENT, INC.
RX INDIA CORPORATION
TTC ACQUISITION CORPORATION
VALUEMEDICS RESEARCH, LLC, as Guarantors

By:
Name:	Jeffrey J. Ford
Title:	President

[Signature Page to Guarantor Consent and Reaffirmation]

IMS CONTRACTING & COMPLIANCE, INC. IMS GOVERNMENT SOLUTIONS, INC. IMS HEALTH TRANSPORTATION SERVICES CORPORATION IMS SOFTWARE SERVICES LTD. MED-VANTAGE, INC. PHARMETRICS, INC., as Guarantors

By:
	Name:	Jeffrey J. Ford
	Title:	Treasurer

[Signature Page to Guarantor Consent and Reaffirmation]

IMS HEALTH LICENSING ASSOCIATES, L.L.C., as Guarantor

By:
	Name:	Maryanne Piorek
	Title:	Responsible Officer

[Signature Page to Guarantor Consent and Reaffirmation]

COORDINATED MANAGEMENT HOLDINGS, L.L.C. COORDINATED MANAGEMENT SYSTEMS, INC. MARKET RESEARCH MANAGEMENT, INC. SPARTAN LEASING CORPORATION, as Guarantors

By:
	Name:	Margaret F. Cupp
	Title:	President

[Signature Page to Guarantor Consent and Reaffirmation]

IMS CHINAMETRIK INCORPORATED, as Guarantor

By:
	Name:	Margaret F. Cupp
	Title:	Vice President

[Signature Page to Guarantor Consent and Reaffirmation]

INTERCONTINENTAL MEDICAL STATISTICS INTERNATIONAL, LTD., as Guarantor

By:
	Name:	Jeffrey J. Ford
	Title:	Secretary

[Signature Page to Guarantor Consent and Reaffirmation]

ENTERPRISE ASSOCIATES L.L.C., as Guarantor

By:
	Name:	Jeffrey J. Ford
	Title:	Vice President

[Signature Page to Guarantor Consent and Reaffirmation]

THE TAR HEEL TRADING COMPANY, LLC, as Guarantor

By:
	Name:	Jeffrey J. Ford
	Title:	Vice President and Treasurer

[Signature Page to Guarantor Consent and Reaffirmation]

Exhibit A to

Guarantor Consent and Reaffirmation

Amendment

[See attached.]